                                                                 EXHIBIT 23.19

                                      CONSENT

     The undersigned hereby consents to the filing of its real estate appraisal for the property identified below as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated:  July 30, 1998

Property:  Mori Point                        PKF CONSULTING


                                   By      /s/ Thomas E. Callahan
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                                   Print Name     Thomas E. Callahan
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                                   Title   Executive Vice President
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